WAIVER AND AMENDMENT NO. 1

                                       TO

                           SECOND AMENDED AND RESTATED

               REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT

         THIS WAIVER AND AMENDMENT NO. 1 ("Amendment") is entered into as of December 8, 1999, by and between SPAR Marketing Force, Inc., SPAR, Inc., SPAR/Burgoyne Retail Services, Inc., SPAR Group, Inc., SPAR Incentive Marketing, Inc., SPAR Trademarks, Inc., SPAR Performance Group, Inc. (f/k/a SPAR MCI Performance Group, Inc.), SPAR Marketing, Inc. (DE), SPAR Marketing, Inc. (NV), SPAR Acquisition, Inc., PIA Merchandising Co., Inc., Pacific Indoor Display Co., Inc. and Pivotal Sales Company (each a "Borrower" and collectively, the "Borrowers") and IBJ Whitehall Business Credit Corporation ("Lender").

                                   BACKGROUND

         Borrowers and Lender are parties to a Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of September 22, 1999 (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender provides Borrowers with certain financial accommodations.

         Borrowers have requested that Lender waive certain violations and amend certain provisions of the Loan Agreement and Lender is willing to do so on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Borrowers by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. Amendment to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 4 below, the Loan Agreement is hereby amended as follows:

            (a) Section 1.2 of the Loan Agreement is amended as follows:

               (i) the following defined terms are added in their appropriate alphabetical order:

               "First Amendment" shall mean this Waiver and Amendment No. 1 to Second Amended and Restated Revolving Credit, Term Loan and Security Agreement dated as of the First Amendment Effective Date (as hereinafter defined).

               "First Amendment Effective Date" shall mean the date on which all conditions precedent set forth in the First Amendment shall be satisfied.

               (ii) the following defined term is amended in its entirety to provide as follows:

               "Maximum Revolving Amount" shall mean (a) $14,000,000 from the First Amendment Effective Date through June 30, 2000 and (b) $12,500,000 from and after July 1, 2000.

               "Shareholder Notes" shall mean the promissory notes to the Shareholders from those Borrowers and in the amounts set forth in Exhibit A hereto.

            (b) Section 12(n)(iii) of the Loan Agreement is amended in its entirety to provide as follows:

               "(iii) directly or indirectly, prepay any indebtedness (other than to Lender or any other Borrowers permitted in this section) or make any payment in excess of $3,000,000 on the Wile Note until the Increase Event shall have occurred, make any payment in excess of $1,400,000 (or such greater amount to which Lender shall consent) on the Shareholder Notes or repurchase, redeem, retire or otherwise acquire any indebtedness of Borrowers in advance of the maturity thereof;"

            (c) Section 12(o) of the Loan Agreement is amended in its entirety to provide as follows:

               "(o) it shall cause to be maintained for Borrowers on a consolidated basis at December 31, 1999, Net Worth of at least $10,500,000 and Borrowers' consolidated Net Worth shall increase at the end of each fiscal quarter thereafter by at least an additional $100,000;"

         3. Waiver. Subject to satisfaction of the conditions precedent set forth in Section 4 below, Lender hereby waives the Events of Default which have occurred as a result of Borrower's non-compliance with Section 12(o) of the Loan Agreement on or prior to September 30, 1999.

         4. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: (a) Lender shall have received four (4) copies of this Amendment executed by Borrower and consented and agreed to by the Guarantors and (b) such other certificates, instruments, documents and agreements as may be required by Lender or its counsel, each of which shall be in form and substance satisfactory to Lender and its counsel.

         5. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, such Borrower hereby reaffirms all continuing covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such continuing covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment, excluding, however, those events subject to an express written waiver or consent from us.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment, excluding, however, those events subject to an express written waiver or consent from us.

            (d) As of the date hereof, Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

         6. Effect on the Loan Agreement.


            (a) Upon the effectiveness of this Amendment hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) Except as expressly provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         7. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

         8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         9. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.

                                  [END OF PAGE]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                      SPAR MARKETING FORCE, INC.
                                      SPAR, INC.
                                      SPAR/BURGOYNE RETAIL SERVICES, INC.
                                      SPAR INENTIVE MARKETING, INC.
                                      SPAR TRADENAMES, INC.
                                      SPAR MCI PERFORMANCE GROUP, INC.
                                      SPAR MARKETING, INC. (DE)
                                      SPAR MARKETING, INC. (NV)
                                      SPAR ACQUISITION, INC.
                                      PIA MERCHANDISING CO., INC.
                                      PACIFIC INDOOR DISPLAY CO., INC.
                                      PIVOTAL SALES COMPANY
                                      SPAR GROUP, INC., as Borrowers


                                      By:/s/ James H. Ross
                                         --------------------------------------
                                            Name:  James H. Ross
                                            Title: Treasurer of each of the
                                                   foregoing corporations


                                      IBJ WHITEHALL BUSINESS CREDIT CORPORATION


                                      By: /s/ Robert R. Wallace
                                         --------------------------------------
                                           Name:   Robert R. Wallace
                                           Title:  Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

CONSENTED AND AGREED TO:

/s/ Robert G. Brown
--------------------------------
Robert G. Brown, a Guarantor

/s/ William H. Bartels
--------------------------------
William H. Bartels, a Guarantor

PIA MERCHANDISING LIMITED,
a Guarantor

By: /s/ James H. Ross
  ------------------------------
     Name:  James H. Ross
     Title: Treasurer

                                    EXHIBIT A
                                    ---------

--------------- ---------------- ----------------------------------------- -----------------------------------------
DATE            PRINCIPAL        MAKER                                     HOLDER
                AMOUNT
--------------- ---------------- ----------------------------------------- -----------------------------------------
6/29/99         $ 1,196,556      SPAR MCI Performance Group, Inc.          Robert G. Brown
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/29/99         $    86,778      SPAR MCI Performance Group, Inc.          Robert G. Brown
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/29/99         $   977,778      SPAR, Inc.                                Robert G. Brown
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/30/99         $   611,111      SPAR Marketing Force, Inc.                Robert G. Brown
--------------- ---------------- ----------------------------------------- -----------------------------------------

8/2/99          $   611,111      SPAR Marketing Force, Inc.                Robert G. Brown
--------------- ---------------- ----------------------------------------- -----------------------------------------

8/2/99          $   305,556      SPAR MCI Performance Group, Inc.          Robert G. Brown
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/29/99         $    55,222      SPAR MCI Performance Group, Inc.          William H. Bartels
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/29/99         $   761,444      SPAR MCI Performance Group, Inc.          William H. Bartels
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/29/99         $   622,222      SPAR, Inc.                                William H. Bartels
--------------- ---------------- ----------------------------------------- -----------------------------------------

6/30/99         $   388,889      SPAR Marketing Force, Inc.                William H. Bartels
--------------- ---------------- ----------------------------------------- -----------------------------------------

8/2/99          $   194,444      SPAR MCI Performance Group, Inc.          William H. Bartels
--------------- ---------------- ----------------------------------------- -----------------------------------------

8/2/99          $   388,889      SPAR Marketing Force, Inc.                William H. Bartels
--------------- ---------------- ----------------------------------------- -----------------------------------------